EXHIBIT 10.4

                              CONSULTING AGREEMENT

This consulting agreement (the "Agreement"), made effective as of February l5th, 2002, will confirm the understanding between Neurotech Corp, mad its affiliates and/or subsidiaries (collectively, the "Company") and Robscott Trading & Inc, ("Consultant"), pursuant to which the Company has retained Consultant in connection with (i) short and long term strategic planning; (ii) short term crisis management -, (iii) short and long term marketing; (iv) meeting with/selecting qualified companies for joint business ventures-, (v) contracting and interviewing qualified accounting firms and legal counsel (vi) recruitment selection of key executives and staff, and (vii) identification/selection of board members, with all such services (the "Services") on the terms and subject to the condition set forth herein.

1. Retention.  The  Company hereby  retains  Consultant to provide the services.
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Consultant  shall,  devote  time and effort as  Consultant  deems  necessary  to provide the Services.

2. Further Agreements.  This Agreement does not constitute any agreement express
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or  implied,  on the part of  Consultant  or the  Company or any  commitment  by
Consultant, or by the Company to engage Consultant to underwrite, purchase, place, or cause the placement of any securities or indebtedness or to advise the Company or negotiate on behalf of the Company in connection with any sale of any securities or its business or assets or in connection with any merger, consolidation or similar transaction.

3. Compensation.  Company will pay  consultant for the services 4,000,000 shares
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of free trading stock, and 1,000,000 shares of restricted stock,

4. Termination. The tem of this Agreement shall be 6 mints.
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5. Indemnity.  The  Company  agrees to  indemnify  the  Indemnified  Persons (as
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defined  in  Schedule  as set forth in  Schedule A hereto,  which  Schedule A is incorporated herein and made a part hereof.

6. Representations   and  Warranties  of   the  Company.  In   addition  to  any
   ----------------------------------------------------
representations and warranties for which provision is made in any other agreement between the Company and Consultant, the Company represents and warrants to Consultant that at the commencement of the Services and at the time of the provision of the Services during the term of this Agreement:

(a) The Company will furnish Consultant and its agents and Counsel with all information concerning the Company that the Consultant and its agents reasonably deem appropriate and agree to provide Consultant and its agents with reasonable access to the Company's officers, directors, accountants, counsel, consultants and other appropriate agents and representatives. The Company acknowledges the Consultant and its agents may rely upon the completeness and accuracy of information and data furnished to any of them by or on behalf of the Company and that the Company will use its best efforts to ensure that such information will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein in light of the circumstances under which they were made, not misleading.


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(b)  All payments of compensation  to Consultant  shall not cause the Company to violate any law or regulation applicable to the Company and that in the event payment is in the form of securities or instruments convertible to securities, each registration statement, preliminary and final prospectus required to be filed or previously with the Securities and Exchange Commission (the "Commission pursuant to the Securities Act of 1953, as amended, and each document required to be filed or previously filed with the Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, pertaining to any such securities or instruments convertible into securities and each appendix, attachment, amendment, or supplement to any of the foregoing and all related documents, including but not limited to each related letter of transmittal will not, and no other report, filing, document, release or communication mailed, delivered, published, or filed by or on behalf of the Company will, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; and

(c) This Agreement had been, and the Services contemplated hereby at the time of the time of the commencement and consummation thereof shall be duly authorized by the Company.

7. Certain,  Other  Covenants  of the  Company.  Other  than  to  the  Company's
   -------------------------------------------
representatives, the Company agrees that no advice or recommendations rendered or summarized, excerpted from or otherwise referred to without Consultant's prior written consent. In addition, other than to the Company's representatives, Consultant may not be otherwise referred to by the Company without Consultant's prior written consent or unless required by law,

8. Survival of certain  Provisions.  The  compensation  provisions  contained in
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paragraph 3 above,  the  indemnity  contained in  paragraph 5 hereof  (including
Schedule B hereto) and the representations and warranties of the Company contained in paragraph 6 hereof and this paragraph 8 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of Consultant or by or on behalf of any Indemnified Person (as such is defined in Schedule A hereto), and (ii) any termination or expiration of this Agreement, and shall be binding upon, and shall inure to the benefit of, any
successors,   assigns,  heirs  and  personal  representatives  of  the  Company,
Consultant, and any and all Indemnified Persons.

9. Notices.  Notice given  pursuant to any of the  provisions of this  Agreement
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shall be in  writing  and shall be wailed or  delivered  (i) to the  Company  at
Neurotech Corp. 10 Cedar Swamp Lane, Glen Cove,  N.Y. 11542  Attention:  Bernard
                                                             -------------------
Artz (ii) Robscott Trading, Inc, 1300 Coral Way, Miami, Florida 33145,
----


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10. Construction.  This Agreement including Schedule A hereto,  incorporates the
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entire  under3tanding of the parties and supersedes all previous  agreements and shall be governed by, and constructed in accordance with, the laws of the State of Florida as applied to contracts made and performed in such State. The Company and Consultant each hereby irrevocably submits to the exclusive jurisdiction of the Federal and Florida State courts located in Miami-Dade County, Florida in connection with any suit, action, or proceeding related to this Agreement or any of the matters contemplated ) irrevocably waives any defense of lack of personal jurisdiction and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. The Company and Consultant each irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in my such court had been brought in an inconvenient forum. Each Indemnified Person (as defined in Schedule A to this Agreement) is intended to be a third party beneficiary of the provisions of paragraph 5 hereof and schedule A. All obligations of the Company hereunder and under Schedule A shall be joint and several Obligations of the Company and its affiliates and subsidiaries,,

1.  Severability.  Any  determination  that  any  Provision  Of  this  Agreement
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(including  any provision of Schedule A) may be, or is  unenforceable  shall not affect the enforceability of the remainder of this Agreement (including Schedule
A)

12. Headings.  The paragraph  headings in this Agreement have been inserted as a
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matter of convenience of reference and are not part of this Agreement.

13. Counterparts. This Agreement may be executed in two or more counterparts and
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by facsimile,  each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


14. Third Party  Beneficiaries.  This  Agreement has been and is made solely for
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the benefit of the Company and Consultant  (including other Indemnified  Persons for purposed of paragraph 5 hereof and Schedule A only) and Schedule A hereof and their respective successors and assign, and no other person shall acquire or have any right under or by virtue of this Agreement.

15. Modification.  This  Agreement  may  not be  modified  or amended  except in
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writing, duly executed by the parties hereto.


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If the foregoing terms correctly set forth our agreement, please confirm this by signing, and returning to Consultant a duplicate copy of this letter. Thereupon, this letter, as Signed in counterpart, shall constitute our agreement on the subject matter herein.





                                                /S/ Robert Waldenbaum
                                                -------------------------
                                                    Robert Weidenbaum


 Confirmed and agreed to as of
 the date first above written:

 NEUROTECH DEVELOPMENT CORPORATION
 ---------------------------------

 By:    /S/ Bernard Artz
        --------------------
 Name:  Bernard Artz

 Title: Chairman, CFO

 Date: February 15, 2002




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                                   Schedule A
                                    Indemnity


         This Schedule A is a part of and is incorporated into that certain consulting agreement (the "Consulting Agreement" and together with this Schedule A, the "Agreement"), Neurotech (collectively, the "Company") and Robscott Trading, Inc. ("Consultant'). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Letter Agreement.

         The Company agrees to indemnify and hold harmless Consultant, his affiliates and their respective directors, officers, agents, and employees (Consultant and each such entity or person are an "Indemnified Person" from and against any losses, claims, damages, judgments, assessments,, costs, and other liabilities (collectively "Liabilities"), and will reimburse each Indemnified Person for all reasonable fees and reasonable expenses (including the reasonable fees and reasonable expenses of counsel at trial and on appeal (collectively, "Expenses") as they are incurred in an investigating, preparing, Pursuing, or defending any claim, action, proceeding or investigation, whether or not in connection with pending or threatened litigation and whether or not any indemnified person is a party (collectively, "Actions"), (i) caused by, arising out of or in connection with the Company's breach of this Agreement including, but not limited to the breach of any representation, warranty or term contained in the Consulting Agreement, or services rendered or to be rendered by any Indemnified Person pursuant to the Consulting Agreement, The Company will not be responsible for any Liabilities or Expenses of any Indemnified Person that are determined by a judgment of a court of competent jurisdiction which is no longer subject to appeal or further review to have resulted solely from the gross negligence, bad f4ith or willful misconduct of an Indemnified Person in connection with any of the Services referred to in the Consulting Agreement. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person's rights under this Agreement (including, without limitation, its rights under this Schedule A) and the Consulting Agreement.

         Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise, except to the extent the Company shall have been materially prejudiced by such failure. The Company shall, if requested by Consultant or at the Company's option, assume the defense of any such Action including the employment of counsel selected by the Company that is reasonably satisfactory to Consultant, Notwithstanding the Company's option to assume a defense of an 1ndemnifled Person, any Indemnified Person shall have the right to employ separate counsel in any such Action and participate in the defense thereof, with the fees and expenses of such counsel shall be at the expense of the Company. The Company shall not be liable for any settlement of any Action effected without its prior written consent (which shall not be unreasonably withheld). In addition, the Company will not, without prior written consent of Consultant settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnification Person is party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Undefined Person from all Liabilities arising out of such Action.


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         The  Company  also  agrees that no  Indemnified  Person  shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the company for or in connection with Services rendered or to be rendered by the Indemnified Person pursuant to this Agreement. the transactions, contemplated hereby or any Indemnified Person's actions or inactions in connection with any such Services except for Liabilities competent jurisdiction which is no longer subject to appeal or further review to have resulted solely from the gross negligence, bad faith, or willful misconduct of an Indemnified Person in connection with such Services.

         The reimbursement and indemnity obligations of the Company set forth herein shall apply to any modification of this Agreement and the Consulting Agreement and shall remain in full force and effect regarded less of any termination of, or the completion of any Indemnified Person's Services under or in the connection with, this Agreement and the Consulting Agreement.







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